                              NETSAT EXPRESS, INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 AUGUST 11, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
1.       Purchase and Sale of Stock...............................................................................1
         --------------------------
         1.1.     Sale and Issuance of Series A Preferred Stock...................................................1
                  ---------------------------------------------
         1.2.     Closing.........................................................................................1
                  -------

2.       Representations and Warranties of the Company............................................................1
         ---------------------------------------------
         2.1.     Organization, Good Standing and Qualification...................................................1
                  ---------------------------------------------
         2.2.     Capitalization and Voting Rights................................................................1
                  --------------------------------
         2.3.     Subsidiaries....................................................................................2
                  ------------
         2.4.     Authorization...................................................................................2
                  -------------
         2.5.     Valid Issuance of Preferred and Common Stock....................................................3
                  --------------------------------------------
         2.6.     Governmental Consents...........................................................................3
                  ---------------------
         2.7.     Offering........................................................................................3
                  --------
         2.8.     Litigation......................................................................................3
                  ----------
         2.9.     Compliance with Other Instruments...............................................................4
                  ---------------------------------
         2.10.    Agreements; Action..............................................................................4
                  ------------------
         2.11.    Related-Party Transactions......................................................................5
                  --------------------------
         2.12.    Financial Statements............................................................................5
                  --------------------
         2.13.    Changes.........................................................................................5
                  -------
         2.14.    Tax Returns.....................................................................................6
                  -----------
         2.15.    Permits.........................................................................................7
                  -------
         2.16.    Environmental and Safety Laws...................................................................7
                  -----------------------------
         2.17.    Disclosure......................................................................................7
                  ----------
         2.18.    Business Plan...................................................................................7
                  -------------
         2.19.    Registration Rights.............................................................................8
                  -------------------
         2.20.    Corporate Documents; Minute Books...............................................................8
                  ---------------------------------
         2.21.    Title to Property and Assets....................................................................8
                  ----------------------------
         2.22.    Insurance.......................................................................................8
                  ---------
         2.23.    Employee Benefit Plans..........................................................................8
                  ----------------------
         2.24.    Labor Agreements and Actions....................................................................8
                  ----------------------------
         2.25.    Status of Intellectual Property.................................................................9
                  -------------------------------

3.       Representations and Warranties of the Investors..........................................................9
         -----------------------------------------------
         3.1.     Authorization...................................................................................9
                  -------------
         3.2.     Purchase Entirely for Own Account..............................................................10
                  ---------------------------------
         3.3.     Disclosure of Information......................................................................10
                  -------------------------
         3.4.     Investment Experience..........................................................................10
                  ---------------------
         3.5.     Accredited Investor............................................................................10
                  -------------------
         3.6.     Restricted Securities..........................................................................10
                  ---------------------
         3.7.     Further Limitations on Disposition.............................................................11
                  ----------------------------------
         3.8.     Legends........................................................................................11
                  -------
         3.9.     Tax Advisors...................................................................................11
                  ------------
         3.10.    Investor Counsel...............................................................................11
                  ----------------




                                       i

4.       Conditions of Investor's Obligations at Closing.........................................................12
         -----------------------------------------------
         4.1.     Representations and Warranties.................................................................12
                  ------------------------------
         4.2.     Performance....................................................................................12
                  -----------
         4.3.     Compliance Certificates........................................................................12
                  -----------------------
         4.4.     Qualifications.................................................................................12
                  --------------
         4.5.     Proceedings and Documents......................................................................12
                  -------------------------
         4.6.     Opinion of Company Counsel.....................................................................12
                  --------------------------
         4.7.     Investors'Rights Agreement.....................................................................12
                  --------------------------
         4.8.     Contribution Agreement.........................................................................13
                  ----------------------
         4.9.     Stockholders Agreement.........................................................................13
                  ----------------------

5.       Conditions of the Company's Obligations at Closing......................................................13
         --------------------------------------------------
         5.1.     Representations and Warranties.................................................................13
                  ------------------------------
         5.2.     Payment of Purchase Price......................................................................13
                  -------------------------
         5.3.     Qualifications.................................................................................13
                  --------------
         5.4.     Investors'Rights Agreement.....................................................................13
                  --------------------------
         5.5.     Stockholders Agreement.........................................................................13
                  ----------------------

6.       Miscellaneous...........................................................................................13
         -------------
         6.1.     Survival.......................................................................................13
                  --------
         6.2.     Successors and Assigns.........................................................................13
                  ----------------------
         6.3.     Governing Law..................................................................................13
                  -------------
         6.4.     Titles and Subtitles...........................................................................14
                  --------------------
         6.5.     Notices........................................................................................14
                  -------
         6.6.     Finder's Fee...................................................................................14
                  ------------
         6.7.     Expenses.......................................................................................14
                  --------
         6.8.     Amendments and Waivers.........................................................................14
                  ----------------------
         6.9.     Severability...................................................................................15
                  ------------
         6.10.    Entire Agreement...............................................................................15
                  ----------------
         6.11.    Counterparts...................................................................................15
                  ------------


SCHEDULE A                 Schedule of Investors

SCHEDULE B                 Schedule of Exceptions

EXHIBIT A                  Amended and Restated Certificate of Incorporation

EXHIBIT B                  List of Stockholders

EXHIBIT C                  Investors' Rights Agreement

EXHIBIT D                  Opinion of Counsel for the Company

EXHIBIT E                  Stockholders Agreement

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                   -------------------------------------------

                  THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made on the 11th day of August, 1999, by and between NetSat Express, Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule A hereto (each, an "Investor" and collectively, the "Investors").

                  THE PARTIES HEREBY AGREE AS FOLLOWS:

                  1.       Purchase and Sale of Stock.
                           --------------------------

                  1.1.     Sale and Issuance of Series A Preferred Stock.
                           ---------------------------------------------

                  (a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the "Restated Certificate").

                  (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing that number of shares of the Company's Series A Preferred Stock, 1,000,000 shares in the aggregate, set forth opposite each Investor's name on Schedule A hereto for the purchase price set forth thereon, for an aggregate purchase price of $5,000,000.

                  1.2. Closing. The purchase and sale of the Series A Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, New York, New York 10019 at 11:00 a.m., on August 11, 1999 or at such other time and place as the Company and each Investor mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate representing the Series A Preferred Stock that such Investor is purchasing against payment of the purchase price therefor by wire transfer.

                  2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished each Investor and counsel for Investors prior to execution hereof and attached hereto as Schedule B, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and assets and to carry on it business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

                  2.2. Capitalization and Voting Rights. The authorized capital of the Company consists of:

                  (a) Preferred Stock. 4,000,000 shares of Preferred Stock, par value $.001 (the "Preferred Stock"), of which 1,000,000 shares have been designated Series A Participating Preferred Stock (the "Series A Preferred Stock") and all of which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A Preferred Stock are stated in the Restated Certificate.

                  (b) Common Stock. 26,000,000 shares of common stock, par value $.001 ("Common Stock"), of which 6,000,000 shares are issued and outstanding and of which 1,000,000 shares will be sold pursuant to the Common Stock Purchase Agreement (the "Common Stock Purchase Agreement") by and between the Company and Globix Corporation (to be executed and closed simultaneously with the Closing).

                  (c) The outstanding shares of Common Stock are owned by the stockholders and in the numbers specified in Exhibit B hereto.

                  (d) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

                  (e) Except for (i) the conversion privileges of the Series A Preferred Stock to be issued under this Agreement, (ii) dividends payable on the Series A Preferred Stock pursuant to the Restated Certificate, and (iii) currently outstanding options to purchase 877,536 shares of Common Stock granted to employees or consultants pursuant to the Company's 1999 Stock Incentive Plan (the "Option Plan"), there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. In addition to the aforementioned options, the Company has reserved an additional 1,102,464 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Option Plan. Except as set forth in the Investors' Rights Agreement (as defined below) and the Stockholders Agreement (as defined below), the Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

                  2.3. Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

                  2.4. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement dated the date hereof, by and among the Company and the signatories thereto, the form of which is attached hereto as Exhibit C (the "Investors' Rights Agreement"), the Stockholders Agreement dated the date hereof, by and among the Company and the signatories thereto, the form of which is attached hereto as Exhibit E (the "Stockholders Agreement"), and the Common Stock Purchase Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization (or reservation for issuance), sale and issuance of the Series A Preferred Stock being sold hereunder, the Common

Stock issuable upon conversion of the Series A Preferred Stock and the Common Stock being sold under the Common Stock Purchase Agreement has been taken or will be taken prior to or simultaneously with the Closing. This Agreement and the Investors' Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                  2.5. Valid Issuance of Preferred and Common Stock. The Series A Preferred Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws. The Common Stock that is being purchased by Globix Corporation under the Common Stock Purchase Agreement, when issued, sold and delivered in accordance with the terms of the Common Stock Purchase Agreement for the consideration expressed therein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under the Common Stock Purchase Agreement and the Investors' Rights Agreement and under applicable state and federal securities laws.

                  2.6. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement or the Common Stock Purchase Agreement, except for filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period.

                  2.7. Offering. Subject in part to the truth and accuracy of Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series A Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and the qualification or registration requirements of the applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

                  2.8. Litigation. There is no action, suit, proceeding or investigation pending, or to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the Common Stock Purchase Agreement or the right of the

Company to enter into such agreements or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the business, assets or condition of the Company, financially or otherwise, or any change in the current equity ownership of the Company. There is no material action, suit, proceeding, claim, arbitration or investigation ("Action") pending (or, to the Company's knowledge, currently threatened) against the Company, its activities, properties or assets or, to the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                   2.9. Compliance with Other Instruments. The Company is not in violation of any provision of its Restated Certificate or Bylaws nor, to its knowledge, of any instrument, judgment, order, writ, decree or contract, statute, rule or regulation ("Instruments") to which the Company is subject, except for any violation of an Instrument that individually or in the aggregate would not have a material adverse effect on the condition, financial or otherwise, or operations of the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under the Restated Certificate, Bylaws or any Instrument or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

                   2.10. Agreements; Action. (a) Except for agreements explicitly contemplated hereby and except as set forth on the Schedule of Exceptions, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

                   (b) Except as set forth on the Schedule of Exceptions, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company, in excess of $50,000, other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, other than licenses arising from the purchase of "off the shelf" or other standard products, (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights, other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business.

                   (c) Except as set forth on the Schedule of Exceptions, the Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock,
(ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $100,000 or, in the case of indebtedness and/or liabilities individually less than $100,000, in excess of $200,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than for the purpose of the sale of its services in the ordinary course of business.

                   (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                   2.11. Related-Party Transactions. No employee, officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. Except as set forth on the Schedule of Exceptions, to the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own up to 5% of the stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

                    2.12. Financial Statements. The Company has delivered to each Investor its audited financial statements (balance sheet and statement of operations, statement of stockholders' equity and statement of cash flows, including notes thereto) at June 30, 1999 and 1998, and for the fiscal years then ended (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                    2.13.     Changes.  Since June 30, 1999 there has not been:

                    (a) except as set forth on the Schedule of Exceptions, any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                    (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results or business of the Company;

                    (c) any waiver by the Company of a valuable right or of a material debt owed to it;

                    (d) except as set forth on the Schedule of Exceptions, any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company;

                    (e) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except as set forth on the Schedule of Exceptions;

                    (f) any material change in any compensation arrangement or agreement with any employee; or

                    (g) any agreement or commitment by the Company to do any of the things described in this Section 2.13.

                    2.14. Tax Returns. (a) The Company has filed or caused to be filed, or has properly filed extensions for, all tax returns, reports, forms and other such documents ("Tax Returns") that are required to be filed and has paid or caused to be paid all Taxes as shown on said returns and on all material assessments received by it to the extent that such Taxes have become due, except Taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves, in accordance with generally accepted accounting principles in effect from time to time ("GAAP"), have been set aside. Such Tax Returns are true and correct in all material respects. The Company has paid or caused to be paid, or has established reserves in accordance with GAAP for all Tax liabilities applicable to the Company for all fiscal years that have not been examined and reported on by the taxing authorities (or closed by applicable statutes). Except as disclosed in the Schedule of Exceptions, no additional Tax assessment against the Company has been heretofore proposed by any Governmental Authority and remains outstanding for which provision has not been made on its balance sheet. Except as set forth on the Schedule of Exceptions, no waivers of the statute of limitation or extension of time within which to assess any Tax have been affirmatively granted by the Company. The Schedule of Exceptions sets forth the tax year through which United States federal income tax returns of the Company have been examined and closed.

                  (b) Except as set forth on the Schedule of Exceptions, with respect to all Tax Returns of the Company, (i) no audit is in progress and no extension of time is in force with respect to any date on which any Tax Return was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; and (ii) there is no unassessed deficiency proposed or to our knowledge threatened against the Company.

                  (c) Except as set forth on the Schedule of Exceptions, the Company has not agreed to make any adjustments under section 481 of the Code that would survive the Closing by reason of a change of accounting method or otherwise prior to Closing.

                  (d) None of the respective assets of the Company is required to be treated as being owned by any Person, other than the Company, pursuant to the "safe harbor" leasing provisions of Section 168(f)(8) of the Code.

                  As used in this Agreement, "Tax" or "Taxes" means any federal, state, county, local, foreign and other taxes (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustments related to any of the foregoing.

                  As used in this Agreement, "Governmental Authority" means the government of any nation, state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  2.15. Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  2.16. Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                  2.17. Disclosure. The Company has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Series A Preferred Stock. Neither this Agreement (including all the exhibits and schedules hereto) nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

                  2.18. Business Plan. The Business Plan dated July 1999, previously delivered to each Investor has been prepared in good faith by the Company and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading, except that with respect to projections contained in the Business Plan, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections. There has been no material adverse change in the assets, business, properties or financial or other condition of the Company since July 1, 1999 that would cause the Business Plan to no longer be valid.

                  2.19. Registration Rights. Except as provided in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

                  2.20. Corporate Documents; Minute Books. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the forms of which amendments have been approved by the Investors), the Restated Certificate and Bylaws of the Company are in the form previously provided to counsel for the Investors. The minute books of the Company provided to the Investors contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

                  2.21. Title to Property and Assets. The property and assets the Company owns are owned by the Company free and clear of all mortgages, liens, loans and encumbrances, except (i) as reflected in the Financial Statements, (ii) for statutory liens for the payment of current taxes that are not yet delinquent, and (iii) for liens, encumbrances and security interests that arise in the ordinary course of business and minor defects in title, none of which, individually or in the aggregate, materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i)-(iii).

                  2.22. Insurance. The Company has fire and casualty insurance policies with such coverages in amounts (subject to reasonable deductibles) customary for companies similarly situated.

                  2.23. Employee Benefit Plans. Except as set forth on the Schedule of Exceptions, the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                  2.24. Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company's knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

                     2.25.   Status of Intellectual Property.

                     (a) To the Company's knowledge, the Company owns or has sufficient licenses to use all of the material patents, patent applications, registered trademarks, trademark applications, copyright registrations and applications therefor which are necessary for the conduct of the business. Except as set forth on the Schedule of Exceptions:

                             (i)     The patents owned by the Company and patent
applications (collectively, "Patent Rights") are owned by the Company free and clear of all mortgages, liens, charges or encumbrances whatsoever. No licenses have been granted with respect to the Patent Rights and the Company has not received written notice from any third party claiming that its practice of the inventions covered by the Patent Rights or the patents or patents application licensed to the Company would infringe the patent rights of such third party.

                             (ii)    The copyright registrations and pending
applications owned by the Company are owned by the Company free and clear of all mortgages, liens, charges or encumbrances whatsoever. Except for licenses granted to end users in accordance with the Company's standard terms, no licenses have been granted with respect to any of the Company's copyrighted material and the Company has not received written notice from any third party claiming that any of its activities in the conduct of its business as presently conducted infringe the copyrights of such third party.

                             (iii)   The trademark registrations and pending
applications owned by the Company are owned by the Company free and clear of all mortgages, liens, charges or encumbrances whatsoever. No licenses have been granted with respect to any of such trademarks or applications and the Company has not received notice from any third party claiming that any of its activities in the conduct of its business as presently conducted infringe the trademarks, trade names or trade dress of such third party.

                  (b) Except as set forth on the Schedule of Exceptions, all technical information and know-how in possession of the Company relating to the design or manufacture of products sold, and services performed, by it, including without limitation methods of manufacture, lab journals, manufacturing, engineering and other drawings, design and engineering specifications and similar items recording or evidencing such information is owned by the Company free and clear of all mortgages, liens, charges or encumbrances whatsoever.

                  3. Representations and Warranties of the Investors. Each Investor hereby represents, warrants and covenants that:

                  3.1. Authorization. Such Investor has full power and authority to enter into this Agreement, the Investors' Rights Agreement and the Stockholders Agreement, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

                   3.2. Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement Investor hereby confirms, that the Series A Preferred Stock to be received by such Investor and the Common Stock issuable upon conversation thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any Securities.

                   3.3. Disclosure of Information. Such Investor has received all the information it has requested in deciding whether to purchase the Series A Preferred Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of such Investor to rely thereon.

                   3.4. Investment Experience. Such Investor has invested in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock.

                   3.5. Accredited Investor. Such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

                   3.6. Restricted Securities. Such Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Securities (or the Common Stock issued on conversion thereof) or an available exemption from registration under the Act, the Series A Preferred Stock (and any Common Stock issued on conversation thereof) must be held indefinitely. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Company be available to the public. Such information is not now available and the Company has no present plans to make such information available.

                   3.7. Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Series A Preferred Stock unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and the Investors' Rights Agreement, and:

                   (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                   (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                   (c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse ("Family Members") or to a trust established for the benefit of such Investor or Family Member or to a charitable organization, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

                   3.8. Legends. It is understood that the certificates evidencing the Series A Preferred Stock may bear one or all of the following legends:

                   (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                   (b)     Any legend required by the applicable blue sky laws.

                   3.9. Tax Advisors. Such Investor has reviewed with such Investor's own tax advisors the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Investor (and not the Company) shall be responsible for Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                   3.10. Investor Counsel. Such Investor acknowledges that Investor has had the opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with Investor's own legal counsel. Investor is relying solely on Investor's legal counsel and not on any statements or representations of the Company or any of the Company's agents, including Brobeck, Phleger & Harrison LLP, for legal advice with respect to this investment or the transactions contemplated by this Agreement.

                   4. Conditions of Investor's Obligations at Closing. The obligations of each Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

                   4.1. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                   4.2. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, including, without limitation, adoption and filing with the Secretary of State of the State of Delaware of the Restated Certificate.

                   4.3. Compliance Certificates. The Chief Executive Officer of the Company shall deliver to each Investor at the Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled. The Secretary of the Company shall deliver to each Investor at the Closing a certificate as to the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Common Stock Purchase Agreement and each exhibit hereto and thereto to which it is a signatory and the consummation of the transactions contemplated herein and therein.

                   4.4. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                   4.5. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors' counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

                   4.6. Opinion of Company Counsel. Each Investor shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as Exhibit D.

                   4.7. Investors' Rights Agreement. The Company and each Investor shall have entered into the Investors' Rights Agreement in the form attached as Exhibit C.

                   4.8. Contribution Agreement. The Company and Globecomm Systems Inc. shall have entered into the Contribution Agreement and such agreement shall be in full force and effect.

                   4.9. Stockholders Agreement. The Company and each Investor shall have entered into a Stockholders Agreement in the form attached hereto as Exhibit E.

                   5. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

                   5.1. Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                   5.2. Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1.1(b).

                   5.3. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                   5.4. Investors' Rights Agreement. The Company and each Investor shall have entered into the Investors' Rights Agreement in the form attached as Exhibit C.

                   5.5. Stockholders Agreement. The Company and each Investor shall have entered into a Stockholders Agreement in the form attached hereto as Exhibit E.

                   6. Miscellaneous.

                   6.1. Survival. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one year and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

                   6.2. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                   6.3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

                   6.4. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                   6.5. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto. A copy of any notice sent to the Company shall be sent to Luci Staller Altman, Esq., Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019. A copy of any notice sent to the Investors shall be sent to Laura B. Sherman, Esq., Paul, Weiss, Rifkind, Wharton & Garrison, 1615 L Street, NW Suite 1300, Washington, District of Columbia 20036.

                   6.6. Finder's Fee. Except as set forth on the Schedule of Exceptions, each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                   6.7. Expenses. Irrespective of whether the Closing is effected, the Company and the Investors shall pay all costs and expenses that such party incurs with respect to the negotiation, execution, delivery and performance of this Agreement; provided that if the Closing is effected, the Company shall pay the reasonable fees and expenses of one special counsel to the Investors, not to exceed $25,000.00. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investors' Rights Agreement, the Stockholders Agreement or the Restated Certificate, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                   6.8. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series A Preferred Stock sold pursuant to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor, each future holder of all such Securities and the Company.

                   6.9. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                   6.10. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                   6.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                               NETSAT EXPRESS, INC.


                               By: /s/: Kenneth A. Miller
                                  --------------------------------------------
                                   Kenneth A. Miller, Chief Executive Officer

                      Address: 45 Oser Avenue
                               Hauppauge, NY 11788


                               INVESTORS:

                                   /s/: Gary Gladstein
                                  --------------------------------------------
                                   George Soros
                                   by Gary Gladstein attorney-in-fact

                      Address: 888 Seventh Avenue
                               New York, New York 10016